SUPPLEMENT DATED APRIL 7, 2025
TO THE CURRENTLY EFFECTIVE SUMMARY STATUTORY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
OF
ABACUS TACTICAL HIGH YIELD ETF (ABHY)
(the “Fund”)

Important Notice to Investors

Capitalized terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Fund’s Prospectus or SAI.

Effective on or about June 6, 2025, the Abacus Tactical High Yield Index, which is the underlying index to the Fund, will implement a change to its rules-based methodology, which will result in corresponding changes to the Fund’s principal investment strategy (the “Repositioning”). In connection with the Repositioning, the Fund will transition from a tactical high yield bond strategy, which previously allocated between high yield bond ETFs and intermediate U.S. Treasury ETFs, to a tactical Intermediate Core-Plus Bond strategy that employs a trend-following system. This new approach will result in the Fund primarily investing in ETFs that provide exposure to fixed-income securities including government, corporate, and securitized debt, with the flexibility to access sectors such as corporate high yield, bank loan, and emerging-markets debt exposures. Shareholders should be aware that, due to these changes, the Fund may experience a higher-than-normal portfolio turnover rate, which may result in increased transaction costs and increased capital gains distributions to shareholders.
Accordingly, effective on or about June 6, 2025, the Fund’s Prospectus and SAI will be revised to reflect the following changes:

1.	All references to the “Abacus Tactical High Yield ETF” in the Fund’s Summary and Statutory Prospectuses and SAI will be changed to “Abacus Flexible Bond Leaders ETF.”
2.	All references to the “Abacus Tactical High Yield Index” in the Fund’s Summary and Statutory Prospectuses will be changed to “Abacus Flexible Bond Leaders Index.”
3.
The following or similar information regarding the Fund’s new principal investment strategy will replace in its entirety similar information appearing in the “Principal Investment Strategies” section of the Fund’s Summary and Statutory Prospectuses:

To pursue its investment objective, the Fund invests, under normal market circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in component securities of the Underlying Index. The Underlying Index is sponsored and maintained by Abacus FCF Indexes LLC (the “Index Provider”), an affiliate of Abacus FCF Advisors LLC, the Fund's investment adviser (the “Adviser”). The Underlying Index is designed to track the performance of a rules-based, quantitative strategy that seeks to provide current income and capital preservation by flexibly allocating across a diversified mix of fixed income categories (“Bond Categories,” and each, a “Bond Category”), which are derived from a universe of fixed income asset groups (“Asset Groups”). As of the date of this Prospectus, the Underlying Index currently includes the following six Asset Groups, which may change from time to time: (1) government bonds, (2) corporate bonds, (3) securitized debt, (4) international bonds, including emerging market bonds, (5) rate-sensitive strategies, including loans, and (6) inflation-protected securities. Bonds included in the Asset Groups may be rated investment grade (i.e., those that are rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization) or below investment grade (commonly known as “high yield” or “junk” bonds). The Fund intends to maintain a portfolio of securities that generally replicates the holdings of the Underlying Index.

The Underlying Index utilizes a proprietary quantitative model (the “Model”) that systematically identifies elevated volatility in the equity market to identify whether the market is in a high-volatility or low-volatility regime. During high-volatility regimes, the Model prioritizes short-term price momentum signals, targeting Bond Categories that exhibit stronger near-term price trends, whereas during low-volatility regimes, the Model prioritizes long-term price momentum signals, targeting Bond Categories that exhibit stronger long-term price trends. Once the volatility regime has been identified, the Model scores Bond Categories based on those exhibiting the highest positive short- or long-term price momentum trends (based on the identified volatility regime) and selects up to five of the top-performing Bond Categories for inclusion in the Underlying Index (the “Trend Leaders”). Under normal market conditions, the Underlying Index obtains exposure to Trend Leaders by selecting exchange-traded funds that provide exposure to the Bond Categories (“Underlying ETFs,” and each, an “Underlying ETF”). Once the Trend Leaders are identified, the Underlying Index selects one Underlying ETF to represent each selected Bond Category. Because Trend Leaders are selected based on price momentum trends of the Bond Categories, the Underlying Index may not always allocate across all of the Asset Groups. Nonetheless, the Underlying Index allocates proportionally across those Asset Groups represented in the Underlying Index based on the number of Trend Leaders identified, with aggregate exposure scaled to reflect the total number of Trend Leaders identified. If fewer than five Bond Categories exhibit positive momentum trends, the Underlying Index will allocate any unallocated value to U.S. Treasury bills (“T-Bills”). If none of the Bond Categories demonstrate positive momentum trends, the Underlying Index may allocate up to 100% of its value to T-Bills.
The Underlying Index reconstitutes monthly, dynamically adjusting the weighting of short-term and long-term price momentum signals based on market volatility. The Fund is generally rebalanced and reconstituted in accordance with the Underlying Index.
The Fund can use derivative instruments, including exchange-traded futures contracts, to gain exposure to component securities of the Underlying Index.
The Adviser may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective.
The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
4.
The following or similar information regarding the Fund’s new principal risks will be added to the information appearing in the “Principal Risks” section of the Fund’s Summary and Statutory Prospectuses:

Interest Rate Risk. During periods of rising interest rates, the market value of the Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of an Underlying ETF’s securities will tend to be higher. An Underlying ETF’s (and therefore the Fund’s) yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for an Underlying ETF. During periods when inflation rates are high or rising, or during periods of low interest rates, an Underlying ETF (and therefore the Fund) may be subject to a greater risk of rising interest rates. Changing interest rates may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance.

Credit (or Default) Risk. The inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations in a timely manner will adversely affect the value of an Underlying ETF’s (and therefore the Fund’s) investments and its returns. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in the credit rating of the issuer or the security may also affect the value of an Underlying ETF’s investment in that issuer.
Debt Extension Risk. When interest rates rise, an issuer will exercise its right to pay principal on certain debt securities held by an Underlying Fund later than expected. This will cause the value of the security, and the Underlying ETF’s (and therefore the Fund’s) NAV, to decrease, and the Underlying ETF may lose opportunities to invest in higher yielding securities.
Prepayment (or Call) Risk. An issuer could exercise its right to pay principal on callable debt securities held by an Underlying ETF earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, an Underlying ETF (and therefore the Fund) will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. An Underlying ETF may also lose any premium it paid to purchase the securities, which will impact the value of the Fund’s investments.
U.S. Government Securities Risk is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.
Asset-Backed and Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in an Underlying ETF experiencing difficulty selling or valuing these securities. In addition, these securities may not be backed by the full faith and credit of the U.S. government, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. Those asset-backed and mortgage-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to an Underlying ETF (and therefore the Fund). Privately issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and an Underlying ETF may be unable to sell these securities at the time or price it desires. During periods of market stress or high redemptions, an Underlying ETF may be forced to sell these securities at significantly reduced prices, resulting in losses to the Fund. Liquid privately issued mortgage-backed securities and asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. Liquidity and credit risks are even greater for mortgage pools that include subprime mortgages.
Loan Risk. In addition to the risks typically associated with high-yield fixed income securities, loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. In addition, because loans settle on a delayed basis, proceeds from the sale of loans may not be available to meet an Underlying ETF’s obligations for a substantial period of time after the sale of the loan, which may result in losses to the Fund.
Sovereign Debt Risk. An Underlying ETF may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.
Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including due to: differences in information available about foreign issuers; differences in investor protection standards in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition, an Underlying ETF’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns.
Emerging Markets Risk. Investments in emerging markets are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations than investments in more developed markets. Companies in emerging markets may be subject to less stringent regulatory, accounting, auditing, and financial reporting and recordkeeping standards than companies in more developed countries, which could impede an Underlying ETF’s ability to evaluate such companies or impact the Fund's performance. Securities laws and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions may be limited or otherwise impaired. In addition, investments in emerging markets may experience lower trading volume, greater price fluctuations, delayed settlement, unexpected market closures and lack of timely information, and may be subject to additional transaction costs.
Inflation-Protected Securities Risk. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.
Valuation Risk. The sale price an Underlying ETF could receive for a portfolio security may differ from the Underlying ETF’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in an Underlying ETF’s portfolio (which impact the value of the Fund’s portfolio) may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Please keep this supplement with your Prospectus and SAI for future reference.